Expenses by Nature	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Expenses by Nature	Expenses by Nature
Fuel, Purchased Power and Operations, Maintenance and Administration (OM&A)
Fuel and purchased power and OM&A expenses classified by nature are as follows:

Year ended Dec. 31	2024		2023(1)		2022
	Fuel and purchased power	OM&A	Fuel and purchased power	OM&A	Fuel and purchased power	OM&A
Gas fuel costs	369	—	384	—	578	—
Coal fuel costs	123	—	177	—	146	—
Royalty, land lease, other direct costs	28	—	25	—	25	—
Purchased power	419	—	474	—	514	—
Salaries and benefits	—	296	—	254	—	263
Other operating expenses(1)	—	359	—	285	—	258
Total	939	655	1,060	539	1,263	521
(1)Included in OM&A costs for 2023 was $14 million related to the write-down of parts and material inventory related to our natural-gas-fired facilities.
Brazeau — Spinning Reserve Self-Report
In 2022 a provision of $20 million was initially recognized in revenue reflecting a potential disgorgement of revenue and $2 million for potential penalties and fines. The final assessment contained no disgorgement of revenue and penalties of $33 million. This resulted in a reversal of the original disgorgement provision in revenue in the year ended Dec. 31, 2024 and recognition of the full amount of the penalties assessed in OM&A. Refer to Note 37 for details.
Acquisition-related transaction and restructuring costs
During the year ended Dec. 31, 2024, the Company recognized $24 million in acquisition-related transaction and restructuring costs in OM&A costs as part of other operating expenses related to the acquisition of Heartland, mainly comprising severance, legal and consulting fees.